Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4
Balance Sheets	5
Property and Casualty
Condensed Income Statements	6
Property and Casualty Consolidated Balance Sheets	7
GAAP Underwriting Results	8-11
Investments
Net Investment Income	12
Net Realized Investment Gains (Losses)	13
Investment Portfolio	14
Unrealized Losses	15
Credit Quality of Fixed Maturities	16
Top 25 Corporate Holdings	17
Property and Casualty Statutory Ratios	18-19
Historical Financial Highlights	20-21
Other Information
Non-GAAP Financial Measures	22
Corporate Information	23
Market and Dividend Information	23
Industry Ratings	23

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2010	2009	% Change	2010	2009	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$(3.5)	$25.6	(113.7)	$31.0	$28.7	8.0
Commercial Lines	16.9	50.9	(66.8)	39.7	98.5	(59.7)
Other	1.2	(0.2)	(700.0)	1.6	(1.0)	(260.0)

Total Property and Casualty	14.6	76.3	(80.9)	72.3	126.2	(42.7)

Interest expense on debt	(11.7)	(10.5)	11.4	(21.0)	(20.9)	0.5

Total segment income	2.9	65.8	(95.6)	51.3	105.3	(51.3)

Federal income tax expense on P&C segment income	(5.2)	(25.6)	(79.7)	(24.9)	(42.2)	(41.0)
Federal income tax benefit on interest expense	4.1	3.8	7.9	7.4	7.3	1.4

Total federal income tax expense on segment income	(1.1)	(21.8)	(95.0)	(17.5)	(34.9)	(49.9)

Total segment income after taxes	$1.8	$44.0	(95.9)	$33.8	$70.4	(52.0)

RECONCILIATION FROM SEGMENT
INCOME TO NET INCOME

Total segment income after taxes	$1.8	$44.0	(95.9)	$33.8	$70.4	(52.0)
Net realized investment gains (losses)	0.2	(3.6)	(105.6)	11.1	(9.7)	(214.4)
Gain from retirement of debt	—	34.3	N/M	—	34.3	N/M
Other non-segment items	—	0.1	N/M	—	—	—
Federal income tax benefit (expense) on non-segment income	0.2	(11.7)	(101.7)	(0.5)	(11.7)	(95.7)

Income from continuing operations	2.2	63.1	(96.5)	44.4	83.3	(46.7)
Discontinued operations (net of taxes):

(Loss) gain from discontinued FAFLIC business	(0.1)	0.9	(111.1)	(0.1)	5.9	(101.7)
(Loss) gain from discontinued accident and health business	(0.5)	0.2	(350.0)	(1.1)	(3.1)	(64.5)
Gain on disposal of variable life and annuity business	0.7	0.2	250.0	0.9	4.1	(78.0)

Net income	$2.3	$64.4	(96.4)	$44.1	$90.2	(51.1)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended June 30			Six Months ended June 30
	2010	2009	% Change	2010	2009	% Change
PER SHARE DATA (DILUTED)
Total segment income	$0.06	$1.28	(95.3)	$1.09	$2.05	(46.8)
Federal income tax expense on segment income	(0.02)	(0.42)	(95.2)	(0.37)	(0.68)	(45.6)

Total segment income after taxes	0.04	0.86	(95.3)	0.72	1.37	(47.4)
Net realized investment gains (losses)	0.01	(0.07)	(114.3)	0.24	(0.19)	(226.3)
Gain from retirement of debt	—	0.67	N/M	—	0.67	N/M
Federal income tax expense on non-segment income	—	(0.23)	N/M	(0.01)	(0.23)	(95.7)

Income from continuing operations	0.05	1.23	(95.9)	0.95	1.62	(41.4)

Discontinued operations (net of taxes):
Gain from discontinued FAFLIC business	—	0.02	N/M	—	0.11	N/M
Loss from discontinued accident and health business	(0.01)	—	N/M	(0.03)	(0.06)	(50.0)
Gain on disposal of variable life and annuity business	0.01	—	N/M	0.02	0.08	(75.0)

Net income (1)	$0.05	$1.25	(96.0)	$0.94	$1.75	(46.3)

Weighted average shares outstanding	45.5	51.4		46.8	51.4

(1)	Basic income per share was $0.05 and $1.26 for the quarters ended June 30, 2010 and 2009, respectively, and $0.96 and $1.77 for the six months ended June 30, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	June 30 2010		December 31 2009		% Change
(In millions, except per share data)
BALANCE SHEET

Total assets	$8,373.4		$8,042.7		4.1
Total shareholders’ equity	$2,351.6		$2,358.6		(0.3)

Property and Casualty Companies (1)
Statutory surplus	$1,752.0		$1,741.6		0.6
Premium to surplus ratio	1.6:1		1.5:1		—

Total book value per share	$52.61		$49.72		5.8

THG book value per share, excluding accumulated other comprehensive income	$49.79		$49.11		1.4

Shares outstanding (2)	44.7		47.4

Stock price	$43.50		$44.43		(2.1)
Price/book value per share	0.8	x	0.9	x	(0.1	) x
Total Debt/equity	26.9%		18.4%		8.5	pts
Total Debt/total capital	21.2%		15.5%		5.7	pts

(1)	Property and Casualty Companies include The Hanover Insurance Company, Citizens Insurance Company of America, and all other insurance subsidiaries.
(2)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2010	2009	% Change	2010	2009	% Change
REVENUES
Premiums earned	$697.8	$630.0	10.8	$1,364.3	$1,262.0	8.1
Net investment income	61.8	61.3	0.8	122.9	126.2	(2.6)
Net realized investment gains (losses):
Realized gains from sales and other	3.6	3.1	16.1	17.2	13.5	27.4

Total other-than-temporary impairment losses on securities	(2.8)	(18.1)	(84.5)	(3.3)	(34.6)	(90.5)
Portion of loss transferred (from) to other comprehensive income	(0.6)	11.4	(105.3)	(2.8)	11.4	(124.6)

Net other-than-temporary impairment losses on securities recognized in earnings	(3.4)	(6.7)	(49.3)	(6.1)	(23.2)	(73.7)

Total net realized investment gains (losses)	0.2	(3.6)	(105.6)	11.1	(9.7)	(214.4)
Fees and other income	8.5	8.7	(2.3)	16.6	16.8	(1.2)

Total revenues	768.3	696.4	10.3	1,514.9	1,395.3	8.6

LOSSES AND EXPENSES
Losses and loss adjustment expenses	498.4	393.8	26.6	930.0	822.1	13.1
Policy acquisition expenses	163.0	144.8	12.6	317.4	287.9	10.2
Gain from retirement of debt	—	(34.3)	N/M	—	(34.3)	N/M
Other operating expenses	103.8	95.5	8.7	205.1	189.7	8.1

Total losses and expenses	765.2	599.8	27.6	1,452.5	1,265.4	14.8

Income from continuing operations before federal income taxes	3.1	96.6	(96.8)	62.4	129.9	(52.0)
Federal income tax expense	0.9	33.5	(97.3)	18.0	46.6	(61.4)

Income from continuing operations	2.2	63.1	(96.5)	44.4	83.3	(46.7)

Discontinued operations (net of taxes):

(Loss) gain from discontinued FAFLIC business	(0.1)	0.9	(111.1)	(0.1)	5.9	(101.7)
(Loss) gain from discontinued accident and health business	(0.5)	0.2	(350.0)	(1.1)	(3.1)	(64.5)
Gain on disposal of variable life and annuity business	0.7	0.2	250.0	0.9	4.1	(78.0)

Net income	$2.3	$64.4	(96.4)	$44.1	$90.2	(51.1)

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

	June 30 2010	December 31 2009	% Change
(In millions, except per share data)
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,551.8 and $4,520.3)	$4,775.6	$4,615.6	3.5
Equity securities, at fair value (cost of $44.6 and $57.3)	51.3	69.2	(25.9)
Mortgage loans	10.3	14.1	(27.0)
Other long-term investments	34.8	18.2	91.2

Total investments	4,872.0	4,717.1	3.3

Cash and cash equivalents	260.9	316.5	(17.6)
Accrued investment income	54.0	52.3	3.3
Premiums, accounts and notes receivable, net	760.1	590.8	28.7
Reinsurance receivable on paid and unpaid losses and ceded unearned premiums	1,219.1	1,197.9	1.8
Deferred policy acquistion costs	329.6	286.3	15.1
Deferred federal income taxes	142.3	228.6	(37.8)
Goodwill	179.1	171.4	4.5
Other assets	424.1	351.2	20.8
Assets of discontinued operations	132.2	130.6	1.2

Total assets	$8,373.4	$8,042.7	4.1

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,224.7	$3,153.9	2.2
Unearned premiums	1,472.2	1,300.5	13.2

Total policy liabilities and accruals	4,696.9	4,454.4	5.4

Expenses and taxes payable	500.7	603.2	(17.0)
Reinsurance premiums payable	58.7	58.5	0.3
Long-term debt	632.4	433.9	45.7
Liabilities of discontinued operations	133.1	134.1	(0.7)

Total liabilities	6,021.8	5,684.1	5.9

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,796.7	1,808.5	(0.7)
Accumulated other comprehensive income	126.2	28.8	338.2
Retained earnings	1,163.0	1,141.1	1.9
Treasury stock at cost (15.8 and 13.0 million shares)	(734.9)	(620.4)	18.5

Total shareholders’ equity	2,351.6	2,358.6	(0.3)

Total liabilities and shareholders’ equity	$8,373.4	$8,042.7	4.1

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2010	2009	% Change	2010	2009	% Change

REVENUES
Net premiums written	$802.0	$663.1	20.9	$1,527.2	$1,293.0	18.1
Change in unearned premiums, net of prepaid reinsurance premiums	(104.2)	(33.1)	214.8	(162.9)	(31.0)	425.5

Net premiums earned	697.8	630.0	10.8	1,364.3	1,262.0	8.1
Net investment income	61.8	61.1	1.1	122.9	125.8	(2.3)
Other income	9.7	9.8	(1.0)	18.9	19.1	(1.0)

Total segment revenue	769.3	700.9	9.8	1,506.1	1,406.9	7.1

LOSSES AND OPERATING EXPENSES
Losses and loss adjustment expenses	498.4	393.8	26.6	930.0	822.1	13.1
Policy acquisition expenses	163.0	144.8	12.6	317.4	287.9	10.2
Other operating expenses	93.3	86.0	8.5	186.4	170.7	9.2

Total losses and operating expenses	754.7	624.6	20.8	1,433.8	1,280.7	12.0

Segment income before federal income taxes	$14.6	$76.3	(80.9)	$72.3	$126.2	(42.7)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY GROUP (1)

SELECT GAAP BALANCE SHEET INFORMATION

	June 30 2010	December 31 2009	% Change
(In millions)
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,231.0 and $4,207.4)	$4,445.4	$4,325.7	2.8
Equity securities, at fair value (cost of $44.6 and $57.3)	51.3	69.2	(25.9)
Mortgage loans	10.4	14.3	(27.3)
Other long-term investments	30.8	13.7	124.8

Total investments	4,537.9	4,422.9	2.6

Cash and cash equivalents	239.7	311.9	(23.1)
Accrued investment income	50.8	49.5	2.6
Premiums, accounts, and notes receivable, net	760.1	590.8	28.7
Reinsurance receivable on paid and unpaid losses and ceded unearned premiums	1,219.1	1,197.9	1.8
Deferred policy acquisition costs	329.6	286.3	15.1
Deferred federal income tax asset	132.0	190.5	(30.7)
Goodwill	179.1	171.4	4.5
Other assets	392.3	362.7	8.2
Assets of discontinued operations	132.2	130.6	1.2

Total assets	$7,972.8	$7,714.5	3.3

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,224.7	$3,153.9	2.2
Unearned premiums	1,472.2	1,300.5	13.2

Total policy liabilities and accruals	4,696.9	4,454.4	5.4

Expenses and taxes payable	456.3	588.6	(22.5)
Reinsurance premiums payable	58.7	58.5	0.3
Long-term debt	146.4	146.8	(0.3)
Liabilities of discontinued operations	133.1	134.1	(0.7)

Total liabilities	$5,491.4	$5,382.4	2.0

(1)	Property and Casualty group includes The Hanover Insurance Company, Citizens Insurance Company of America, and AIX Holdings, Inc. and their subsidiaries, Verlan Fire Insurance Company, OPUS Investments, Inc. and other insurance and non-insurance subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended June 30, 2010
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)		Total	Other P&C	Total P&C
Net premiums written	$237.2	$128.2	$11.5	$376.9	$40.9	$68.1	$152.8	$163.3		$425.1 (2)	$—	$802.0

Net premiums earned	$238.4	$119.9	$10.8	$369.1	$31.7	$53.1	$109.4	$134.5		$328.7	$—	$697.8
Losses excluding prior year loss reserve development and catastrophe losses	148.8	53.1	4.5	206.4	20.0	26.9	50.7	55.4		153.0	0.1	359.5
Prior year loss reserve (favorable) unfavorable development	(11.5)	1.3	(0.8)	(11.0)	(6.2)	(3.2)	(9.1)	6.8	(3)	(11.7)	(0.2)	(22.9)
Pre-tax catastrophe losses	6.7	51.8	0.8	59.3	—	—	19.4	6.3		25.7	—	85.0
Loss adjustment expenses (4)	27.7	11.7	0.5	39.9	3.4	4.1	13.6	15.5		36.6	—	76.5
Policy acquisition and other underwriting expenses				105.1						140.8	0.1	246.0
Policyholders’ dividends				—						0.3	—	0.3

GAAP underwriting loss				(30.6)						(16.0)	—	(46.6)
Net investment income				25.6						32.3	3.9	61.8
Other income				3.2						4.9	1.6	9.7
Other operating expenses				(1.7)						(4.3)	(4.3)	(10.3)

Segment (loss) income before federal income taxes				$(3.5)						$16.9	$1.2	$14.6

	Quarter ended June 30, 2009
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Net premiums written	$242.3	$118.6	$10.9	$371.8	$27.0	$52.4	$97.6	$114.1	$291.1	$0.2	$663.1

Net premiums earned	$245.1	$109.6	$9.7	$364.4	$28.5	$46.4	$90.6	$99.8	$265.3	$0.3	$630.0
Losses excluding prior year loss reserve development and catastrophe losses	157.7	57.5	3.4	218.6	19.3	24.6	35.9	43.6	123.4	(0.1)	341.9
Prior year loss reserve (favorable) unfavorable development	(20.8)	3.0	(0.9)	(18.7)	(4.3)	0.3	(7.9)	(5.9)	(17.8)	0.1	(36.4)
Pre-tax catastrophe losses	2.2	20.3	0.2	22.7	—	0.1	4.1	3.3	7.5	—	30.2
Loss adjustment expenses (4)	28.6	8.8	(0.1)	37.3	(1.1)	0.5	12.6	8.5	20.5	0.2	58.0
Policy acquisition and other underwriting expenses (income)				107.3					110.9	(0.2)	218.0
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting (loss) profit				(2.8)					20.7	0.3	18.2
Net investment income				26.0					29.7	5.4	61.1
Other income				3.6					4.8	1.4	9.8
Other operating expenses				(1.2)					(4.3)	(7.3)	(12.8)

Segment income (loss) before federal income taxes				$25.6					$50.9	$(0.2)	$76.3

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Total Commercial Lines Net premiums written includes $82.7 million related to our recently announced renewal rights transaction.
(3)	Other Commercial Lines prior year loss reserve development predominantly relates to our surety bond line of business.
(4)	Loss adjustment expenses include (favorable) unfavorable development of $(1.6) million and $(2.0) million in Personal Lines, $0.1 million and $(5.8) million in Commercial Lines, and $(1.5) million and $(7.8) million in Total P&C for the quarters ended June 30, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Six Months ended June 30, 2010
	Personal Lines				Commercial Lines
(in millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Net premiums written	$478.3	$227.4	$20.8	$726.5	$80.8	$131.1	$288.2	$300.3	$800.4 (2)	$0.3	$1,527.2

Net premiums earned	$477.1	$237.4	$21.0	$735.5	$60.3	$102.7	$208.0	$257.5	$628.5	$0.3	$1,364.3
Losses excluding prior year loss reserve development and catastrophe losses	302.3	108.6	7.2	418.1	39.3	52.9	98.5	109.6	300.3	0.1	718.5
Prior year loss reserve (favorable) unfavorable development	(21.6)	0.4	(0.4)	(21.6)	(11.1)	(4.3)	(12.2)	3.3	(24.3)	(0.5)	(46.4)
Pre-tax catastrophe losses	7.4	66.8	0.9	75.1	—	0.5	33.2	10.6	44.3	—	119.4
Loss adjustment expenses (3)	53.7	22.5	0.9	77.1	2.3	7.3	22.5	28.4	60.5	0.3	137.9
Policy acquisition and other underwriting expenses				210.7					271.9	0.1	482.7
Policyholders’ dividends				—					0.6	—	0.6

GAAP underwriting (loss) profit				(23.9)					(24.8)	0.3	(48.4)
Net investment income				51.2					64.3	7.4	122.9
Other income				6.5					9.3	3.1	18.9
Other operating expenses				(2.8)					(9.1)	(9.2)	(21.1)

Segment income before federal income taxes				$31.0					$39.7	$1.6	$72.3

	Six Months ended June 30, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Net premiums written	$491.5	$208.3	$19.2	$719.0	$60.5	$100.4	$190.7	$222.2	$573.8	$0.2	$1,293.0

Net premiums earned	$491.1	$217.4	$19.6	$728.1	$58.7	$92.8	$180.7	$201.4	$533.6	$0.3	$1,262.0
Losses excluding prior year loss reserve development and catastrophe losses	322.3	115.0	6.6	443.9	39.3	49.5	86.1	84.8	259.7	(0.1)	703.5
Prior year loss reserve (favorable) unfavorable development	(34.8)	8.8	(1.1)	(27.1)	(11.2)	(2.6)	(10.4)	(16.8)	(41.0)	0.1	(68.0)
Pre-tax catastrophe losses	3.3	45.0	0.4	48.7	—	0.3	14.2	4.4	18.9	—	67.6
Loss adjustment expenses (3)	59.8	19.1	0.3	79.2	(2.5)	4.5	19.0	18.1	39.1	0.4	118.7
Policy acquisition and other underwriting expenses (income)				212.7					220.5	(0.4)	432.8
Policyholders’ dividends				—					0.3	—	0.3

GAAP underwriting (loss) profit				(29.3)					36.1	0.3	7.1
Net investment income				53.6					61.3	10.9	125.8
Other income				7.1					9.2	2.8	19.1
Other operating expenses				(2.7)					(8.1)	(15.0)	(25.8)

Segment income (loss) before federal income taxes				$28.7					$98.5	$(1.0)	$126.2

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Total Commercial Lines Net premiums written includes $150.3 million related to our recently announced renewal rights transaction.
(3)	Loss adjustment expenses include (favorable) development of $(5.7) million and $(1.7) million in Personal Lines, $(9.4) million and $(15.7) million in Commercial Lines, and $(15.1) million and $(17.4) million in Total P&C for the six months ended June 30, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended June 30, 2010
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)		Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	62.4%	44.2%	41.7%	55.9%	63.2%	50.6%	46.4%	41.1%		46.6%	N/M	51.5%
Catastrophe losses	2.8%	43.2%	7.4%	16.1%	—	—	17.7%	4.7%		7.8%	N/M	12.2%
Loss development	(4.8)%	1.1%	(7.4)%	(3.0)%	(19.6)%	(6.0)%	(8.3)%	5.1	%(2)	(3.5)%	N/M	(3.3)%

Total losses	60.4%	88.5%	41.7%	69.0%	43.6%	44.6%	55.8%	50.9%		50.9%	N/M	60.4%
Loss adjustment expenses (3)	11.6%	9.8%	4.6%	10.8%	10.7%	7.7%	12.4%	11.5%		11.1%	N/M	11.0%
Policy acquisition and other underwriting expenses (4)				27.7%						42.6%	N/M	34.7%
Policyholders’ dividends				—						0.1%	N/M	—

Combined				107.5%						104.7%	N/M	106.1%

Policies in force (5)	(5.0)%	3.6%	(6.0)%	(1.2)%	4.8%	0.2%	1.1%	(0.8)%		0.6%	—	(1.0)%
Retention (5), (6)	75.2%	81.7%	N/M	78.5%	75.5%	76.9%	81.5%	79.1%		79.4%

	Quarter ended June 30, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)		Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.3%	52.5%	35.0%	60.0%	67.7%	53.0%	39.6%	43.7%		46.6%	N/M	54.3%
Catastrophe losses	0.9%	18.5%	2.1%	6.2%	—	0.2%	4.5%	3.3%		2.8%	N/M	4.8%
Loss development	(8.5)%	2.7%	(9.3)%	(5.1)%	(15.1)%	0.6%	(8.7)%	(5.9)%		(6.7)%	N/M	(5.8)%

Total losses	56.7%	73.7%	27.8%	61.1%	52.6%	53.8%	35.4%	41.1%		42.7%	N/M	53.3%
Loss adjustment expenses (3)	11.7%	8.0%	(1.0)%	10.2%	(3.9)%	1.1%	13.9%	8.5%		7.7%	N/M	9.2%
Policy acquisition and other underwriting expenses (4)				28.6%						41.4%	N/M	33.9%
Policyholders’ dividends				—						—	N/M	—

Combined				99.9%						91.8%	N/M	96.4%

Policies in force (5)	(1.4)%	3.3%	(4.2)%	0.5%	(1.4)%	(2.4)%	1.8%	(1.7)%		(0.5)%	—	0.4%
Retention (5), (6)	74.3%	81.7%	N/M	78.1%	74.9%	80.3%	84.4%	79.8%		81.8%

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Other Commercial Lines prior year loss reserve development predominantly relates to our surety bond line of business.
(3)	Loss adjustment expenses include (favorable) unfavorable development of $(1.6) million and $(2.0) million in Personal Lines, $0.1 million and $(5.8) million in Commercial Lines, and $(1.5) and $(7.8) million in Total P&C for the quarters ended June 30, 2010 and 2009, respectively.
(4)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.
(5)	Policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, AIX, Inc., and OneBeacon.
(6)	The retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force; the retention rate for Commercial Lines is direct voluntary written premiums, based on renewed policies in the current period versus those available to renew.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Six Months ended June 30, 2010
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Losses, excluding catastrophe losses and development	63.3%	45.7%	34.3%	56.8%	65.2%	51.5%	47.4%	42.6%	47.9%	N/M	52.7%
Catastrophe losses	1.6%	28.1%	4.3%	10.2%	—	0.5%	16.0%	4.1%	7.0%	N/M	8.8%
Loss development	(4.6)%	0.2%	(1.9)%	(2.9)%	(18.4)%	(4.2)%	(5.9)%	1.3%	(3.9)%	N/M	(3.4)%

Total losses	60.3%	74.0%	36.7%	64.1%	46.8%	47.8%	57.5%	48.0%	51.0%	N/M	58.1%
Loss adjustment expenses (2)	11.3%	9.5%	4.3%	10.5%	3.8%	7.1%	10.8%	11.0%	9.6%	N/M	10.1%
Policy acquisition and other underwriting expenses (3)				27.8%					43.0%	N/M	34.8%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				102.4%					103.7%	N/M	103.0%

Policies in force (4)	(5.0)%	3.6%	(6.0)%	(1.2)%	4.8%	0.2%	1.1%	(0.8)%	0.6%	—	(1.0)%
Retention (4), (5)	75.2%	81.7%	N/M	78.5%	74.8%	78.0%	80.1%	78.4%	78.7%

	Six Months ended June 30, 2009
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Losses, excluding catastrophe losses and development	65.6%	53.0%	33.7%	60.9%	67.1%	53.4%	47.7%	42.0%	48.7%	N/M	55.7%
Catastrophe losses	0.7%	20.7%	2.0%	6.7%	—	0.3%	7.9%	2.2%	3.5%	N/M	5.4%
Loss development	(7.1)%	4.0%	(5.6)%	(3.7)%	(19.1)%	(2.8)%	(5.8)%	(8.3)%	(7.7)%	N/M	(5.4)%

Total losses	59.2%	77.7%	30.1%	63.9%	48.0%	50.9%	49.8%	35.9%	44.5%	N/M	55.7%
Loss adjustment expenses (2)	12.2%	8.8%	1.5%	10.9%	(4.3)%	4.8%	10.5%	9.0%	7.3%	N/M	9.4%
Policy acquisition and other underwriting expenses (3)				28.3%					41.0%	N/M	33.7%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				103.1%					92.9%	N/M	98.8%

Policies in force (4)	(1.4)%	3.3%	(4.2)%	0.5%	(1.4)%	(2.4)%	1.8%	(1.7)%	(0.5)%	—	0.4%
Retention (4), (5)	74.3%	81.7%	N/M	78.1%	76.3%	79.1%	81.5%	79.0%	79.9%

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses include (favorable) development of $(5.7) million and $(1.7) million in Personal Lines, $(9.4) million and $(15.7) million in Commercial Lines, and $(15.1) million and $(17.4) million in Total P&C for the six months ended June 30, 2010 and 2009, respectively.
(3)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.
(4)	Policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, AIX, Inc., and OneBeacon.
(5)	The retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force; the retention rate for Commercial Lines is direct voluntary written premiums, based on renewed policies in the current period versus those available to renew.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Quarter ended June 30				Six Months ended June 30
(In millions, except yields)	2010		2009		2010		2009
		Yield		Yield		Yield		Yield
Fixed maturities (1)	$62.7	5.51%	$60.2	5.40%	$124.9	5.50%	$124.6	5.61%
Equity securities	0.6	—	1.1	—	1.2	—	2.1	—
Mortgages	0.3	8.47%	0.7	8.20%	0.5	8.18%	1.3	8.32%
All other	(0.1)	—	0.9	—	(0.3)	—	1.6	—
Investment expenses	(1.7)	—	(1.6)	—	(3.4)	—	(3.4)	—

Total (2)	$61.8	5.23%	$61.3	5.07%	$122.9	5.19%	$126.2	5.19%

(1)	Includes purchase accounting adjustments of $(0.4) million and $(0.5) million for the quarters ended June 30, 2010 and 2009, respectively, and $(0.7) million and $(1.2) million for the six months ended June 30, 2010 and 2009, respectively. Average book value of fixed maturities was $4,589.6 million and $4,506.9 million for the quarters ended June 30, 2010 and 2009, respectively, and $4,571.5 million and $4,486.5 million for the six months ended June 30, 2010 and 2009, respectively.
(2)	Excludes discontinued operations of $0.5 million for the quarters ended June 30, 2010 and 2009, and $1.1 million and $1.0 million for the six months ended June 30, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended June 30		Six Months ended June 30
(In millions)	2010	2009	2010	2009

Net realized gains from sales and other	$3.6	$3.1	17.2	13.5

Total other-than-temporary impairment losses	(2.8)	(18.1)	(3.3)	$(34.6)

Portion of loss transferred (from) to other comprehensive income	(0.6)	11.4	(2.8)	11.4

Net other-than-temporary losses on securities recognized in earnings	(3.4)	(6.7)	(6.1)	(23.2)

Net realized investment gains (losses) (1)	$0.2	$(3.6)	11.1	$(9.7)

(1)	Excludes discontinued operations of $(0.7) million and $(3.2) million for the six months ended June 30, 2010 and 2009, respectively. There were no realized investment gains or losses from discontinued operations for the quarters ended June 30, 2010 and 2009.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

(in millions)	June 30, 2010
Investment Type	Weighted Average Quality	Amortized Cost	Fair Value	Net Unrealized Gain	Change in Net Unrealized during Q2 2010	Change in Net Unrealized YTD

Fixed Maturities:
Corporate:
NAIC 1	A	$854.9	$917.3	$62.4	$19.6	$30.1
NAIC 2	BBB	1,055.5	1,132.6	77.1	14.8	28.6
NAIC 3 and below	B+	325.5	330.1	4.6	(7.0)	0.7

Total corporate	BBB+	2,235.9	2,380.0	144.1	27.4	59.4
Asset backed:
Residential mortgage backed securities	AA+	775.8	812.7	36.9	11.8	21.3
Commercial mortgage backed securities	AA+	346.5	357.2	10.7	1.8	8.0
Asset backed securities	A+	72.8	77.1	4.3	1.1	1.8
Municipals:
Taxable	AA	752.8	767.8	15.0	20.4	31.6
Tax exempt	A+	158.1	162.6	4.5	0.7	0.4
U.S. government	AAA	327.8	336.4	8.6	6.6	9.1

Total fixed maturities	A+	4,669.7	4,893.8	224.1	69.8	131.6
Equity securities:
Perpetual preferred securities		18.7	24.8	6.1	(1.3)	0.1
Common equity securities		25.9	26.5	0.6	0.3	(5.3)

Total fixed maturities and equity securities (1)		4,714.3	4,945.1	230.8	68.8	126.4
Cash and cash equivalents (2)		261.3	261.3	—	—	—
Mortgage loans and other long-term investments		43.6	45.1	1.5	(0.5)	(0.5)

Total		$5,019.2	$5,251.5	$232.3	$68.3	$125.9

(1)	Includes discontinued accident and health business of $117.9 million in amortized cost and $118.2 million in fair value at June 30, 2010. Net unrealized gain (loss) associated with the discontinued accident and health business has not changed during the second quarter of 2010 and has improved $3.1 million since year-end 2009.
(2)	Includes discontinued accident and health business of $0.4 million in amortized cost and in fair value at June 30, 2010.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	June 30, 2010		December 31, 2009
	Gross Unrealized Losses and OTTI	Fair Value	Gross Unrealized Losses and OTTI	Fair Value
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$4.1	$157.6	$23.1	$664.4
Greater than 12 months	39.3	324.9	43.4	421.8

Total investment grade fixed maturities	43.4	482.5	66.5	1,086.2
BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	2.5	71.7	10.8	92.8
Greater than 12 months (1)	18.7	149.9	17.7	158.3

Total below investment grade fixed maturities	21.2	221.6	28.5	251.1
EQUITY SECURITIES:
12 months or less	0.8	15.5	—	—
Greater than 12 months	—	—	0.3	1.4

Total equity securities	0.8	15.5	0.3	1.4

Total (2)	$65.4	$719.6	$95.3	$1,338.7

(1)	Gross Unrealized Losses and OTTI includes $17.1 million and $14.8 million of OTTI at June 30, 2010 and December 31, 2009, respectively.
(2)	Includes discontinued accident and health business of $7.5 million and $8.8 million in gross unrealized losses with $40.8 million and $55.0 million in fair value at June 30, 2010 and December 31, 2009, respectively.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		June 30, 2010			December 31, 2009
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value	Amortized Cost	Fair Value	% of Total Fair Value

1	Aaa/Aa/A	$3,135.1	$3,279.4	67.0%	$3,120.8	$3,168.0	66.9%
2	Baa	1,203.3	1,278.3	26.1%	1,198.0	1,240.3	26.2%
3	Ba	143.2	143.5	2.9%	138.2	130.5	2.8%
4	B	115.0	117.2	2.4%	93.1	98.0	2.1%
5	Caa and lower	62.9	63.9	1.3%	84.0	88.0	1.9%
6	In or near default	10.2	11.5	0.3%	5.8	7.6	0.1%

Total fixed maturities (1)		$4,669.7	$4,893.8	100.0%	$4,639.9	$4,732.4	100.0%

(1)	Includes discontinued accident and health business of $117.9 million and $119.6 million in amortized cost and $118.2 million and $116.8 million in fair value at June 30, 2010 and December 31, 2009, respectively.

THE HANOVER INSURANCE GROUP

TOP 25 CORPORATE FIXED MATURITY HOLDINGS

(In millions, except percentage data)	As of June 30, 2010
Issuer	Amortized Cost	Fair Value	As a percent of Invested Assets	S&P Ratings
Bank of America	$22.3	$19.8	0.38%	A-
Wells Fargo	22.2	23.5	0.45%	AA-
CVS	21.0	22.7	0.43%	BBB+
PNC Bank	19.9	20.9	0.40%	A
GE Capital	19.5	20.3	0.39%	AA+
American Express	18.6	19.9	0.38%	BBB+
Dominion Resources	18.4	20.2	0.39%	A-
AT&T	18.3	19.3	0.37%	A
Conoco Phillips	18.1	19.4	0.37%	A
Capital One	17.5	17.9	0.34%	BBB
Kroger	17.3	18.0	0.34%	BBB
Home Depot	17.0	19.0	0.36%	BBB+
Union Pacific	16.8	17.5	0.33%	BBB
Miller Brewing	16.5	18.4	0.35%	BBB+
Genworth Global Funding	16.0	16.5	0.31%	BBB
Merck & Co.	15.7	18.0	0.34%	AA-
Morgan Stanley	15.7	17.0	0.32%	A
Pacific Gas & Electric	15.3	17.0	0.32%	BBB+
Manufacturers & Traders Bank	15.1	14.5	0.28%	A-
Canadian National Railways	15.0	16.0	0.31%	A-
Fifth Third Bancorp	15.0	15.4	0.29%	BBB-
Vodafone	15.0	16.1	0.31%	A-
Atmos Energy	14.9	16.5	0.31%	BBB+
Telefonica Emisiones	14.8	15.4	0.29%	A-
Safeway	14.8	15.7	0.30%	BBB

Top 25 Corporate	430.7	454.9	8.66%
Other Corporate	1,805.2	1,925.1	36.66%

Total Corporate	$2,235.9	$2,380.0	45.32%

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended June 30, 2010
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	62.4%	44.3%	42.1%	55.9%	63.1%	50.8%	46.4%	41.4%	46.7%	N/M	52.0%
Catastrophe losses	2.8%	43.2%	7.5%	16.1%	—	—	17.7%	4.7%	7.8%	N/M	12.2%
Loss development	(4.8)%	1.1%	(7.5)%	(3.0)%	(19.6)%	(6.0)%	(8.3)%	5.1%	(3.6)%	N/M	(3.3)%

Total losses	60.4%	88.6%	42.1%	69.0%	43.5%	44.8%	55.8%	51.2%	50.9%	N/M	60.8%
Loss adjustment expenses (2)	11.8%	9.8%	4.7%	11.0%	10.7%	7.7%	12.6%	11.5%	11.2%	N/M	11.1%
Policy acquisition and other underwriting expenses				28.5%					38.6%	N/M	33.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				108.5%					100.8%	N/M	105.8%

	Quarter ended June 30, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other(1)	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	64.4%	52.4%	34.0%	60.0%	67.0%	53.0%	39.6%	43.9%	46.5%	N/M	54.4%
Catastrophe losses	0.9%	18.6%	2.1%	6.2%	—	—	4.5%	3.3%	2.8%	N/M	4.8%
Loss development	(8.5)%	2.7%	(9.3)%	(5.1)%	(14.9)%	0.6%	(8.7)%	(5.9)%	(6.7)%	N/M	(5.7)%

Total losses	56.8%	73.7%	26.8%	61.1%	52.1%	53.6%	35.4%	41.3%	42.6%	N/M	53.5%
Loss adjustment expenses (2)	11.8%	8.0%	(1.0)%	10.3%	(4.2)%	1.3%	13.9%	8.6%	7.8%	N/M	9.2%
Policy acquisition and other underwriting expenses				29.5%					40.3%	N/M	34.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				100.9%					90.8%	N/M	97.0%

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses includes (favorable) unfavorable development of $(1.6) million and $(2.0) million in Personal Lines, $0.1 million and $(5.8) million in Commercial Lines, and $(1.5) million and $(7.8) million in Total P&C for the quarters ended June 30, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Six Months ended June 30, 2010
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Losses, excluding catastrophe losses and development	63.4%	45.8%	34.3%	56.9%	65.7%	51.6%	47.5%	42.7%	47.9%	N/M	53.0%
Catastrophe losses	1.5%	28.1%	4.3%	10.2%	—	0.5%	16.0%	4.1%	7.1%	N/M	8.8%
Loss development	(4.5)%	0.2%	(1.9)%	(2.9)%	(18.5)%	(4.2)%	(5.9)%	1.3%	(3.9)%	N/M	(3.4)%

Total losses	60.4%	74.1%	36.7%	64.2%	47.2%	47.9%	57.6%	48.1%	51.1%	N/M	58.4%
Loss adjustment expenses (2)	11.4%	9.6%	4.3%	10.6%	3.8%	7.2%	10.9%	11.0%	9.7%	N/M	10.2%
Policy acquisition and other underwriting expenses				29.1%					39.9%	N/M	34.8%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				103.9%					100.8%	N/M	103.4%

	Six Months ended June 30, 2009
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Losses, excluding catastrophe losses and development	65.6%	52.9%	33.7%	60.9%	66.4%	53.3%	47.6%	42.6%	48.8%	N/M	56.1%
Catastrophe losses	0.7%	20.7%	2.0%	6.7%	—	0.2%	7.9%	2.2%	3.5%	N/M	5.3%
Loss development	(7.1)%	4.0%	(5.6)%	(3.7)%	(18.9)%	(2.8)%	(5.8)%	(8.3)%	(7.7)%	N/M	(5.4)%

Total losses	59.2%	77.6%	30.1%	63.9%	47.5%	50.7%	49.7%	36.5%	44.6%	N/M	56.0%
Loss adjustment expenses (2)	12.3%	8.8%	1.0%	10.9%	(4.2)%	4.8%	10.5%	8.9%	7.3%	N/M	9.4%
Policy acquisition and other underwriting expenses				29.4%					40.1%	N/M	34.2%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				104.2%					92.1%	N/M	99.6%

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses include (favorable) development of $(5.7) million and $(1.7) million in Personal Lines, $(9.4) million and $(15.7) million in Commercial Lines, and $(15.1) million and $(17.4) million in Total P&C for the six months ended June 30, 2010 and 2009, respectively.

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q2 10	Q1 10	2009	Q4 09	Q3 09	Q2 09	Q1 09
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$(3.5)	$34.5	$76.4	$20.3	$27.4	$25.6	$3.1
Commercial Lines	16.9	22.8	189.7	52.5	38.7	50.9	47.6
Other Property and Casualty	1.2	0.4	4.0	(2.5)	7.5	(0.2)	(0.8)

Total Property and Casualty	14.6	57.7	270.1	70.3	73.6	76.3	49.9
Interest expense on debt	(11.7)	(9.3)	(35.1)	(7.9)	(6.3)	(10.5)	(10.4)

Total segment income before federal income taxes	$2.9	$48.4	$235.0	$62.4	$67.3	$65.8	$39.5

Federal income tax expense on segment income	(1.1)	(16.4)	(77.5)	(20.6)	(22.0)	(21.8)	(13.1)

Total segment income after federal income taxes	$1.8	$32.0	$157.5	$41.8	$45.3	$44.0	$26.4

Net realized investment gains (losses)	0.2	10.9	1.4	11.1	—	(3.6)	(6.1)
Gain from retirement of debt	—	—	34.5	—	0.2	34.3	—
Other non-segment items	—	—	—	—	—	0.1	(0.1)
Federal income tax benefit (expense) on non-segment income	0.2	(0.7)	(5.6)	3.0	3.1	(11.7)	—

Income from continuing operations	2.2	42.2	187.8	55.9	48.6	63.1	20.2

Discontinued operations (net of taxes):
(Loss) gain from discontinued FAFLIC business	(0.1)	—	7.1	0.8	0.4	0.9	5.0
(Loss) gain from discontinued accident and health business	(0.5)	(0.6)	(2.6)	(0.2)	0.7	0.2	(3.3)
Gain on disposal of discontinued variable life and annuity business	0.7	0.2	4.9	0.8	—	0.2	3.9

NET INCOME	$2.3	$41.8	$197.2	$57.3	$49.7	$64.4	$25.8

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$0.05	$0.88	$3.68	$1.11	$0.95	$1.23	$0.39
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	$—	$(0.01)	$0.18	$0.03	$0.02	$0.02	$0.11
NET INCOME	$0.05	$0.87	$3.86	$1.14	$0.97	$1.25	$0.50

WEIGHTED AVERAGE SHARES
OUTSTANDING (DILUTED)	45.5	48.2	51.1	50.2	51.2	51.4	51.4

BALANCE SHEET
Total assets	$8,373.4	$8,068.5		$8,042.7	$8,088.6	$7,747.7	$7,698.1
Total shareholders’ equity	$2,351.6	$2,302.2		$2,358.6	$2,407.1	$2,221.1	$1,967.6
Book value per share	$52.61	$51.59		$49.72	$48.06	$43.75	$38.62
Book value per share, excluding accumulated other comprehensive income (loss)	$49.79	$50.07		$49.11	$48.28	$47.15	$45.16

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with generally accepted accounting principles, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2008	Q4 08	Q3 08	Q2 08	Q1 08
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$123.5	$39.7	$18.1	$38.6	$27.1
Commercial Lines	169.7	55.6	(6.6)	52.7	68.0
Other Property and Casualty	9.0	2.2	2.3	2.9	1.3

Total Property and Casualty	302.2	97.5	13.8	94.2	96.4
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$262.3	$87.5	$3.8	$84.3	$86.4

Federal income tax expense on segment income	(86.3)	(27.9)	(0.5)	(28.8)	(29.1)

Total segment income after federal income taxes	$176.0	$59.6	$3.3	$55.5	$57.3

Federal income tax settlement	6.4	—	6.4	—	—
Net realized investment losses	(97.8)	(37.1)	(52.8)	(7.6)	(0.3)
Other non-segment items	(0.1)	(0.1)	—	—	—
Federal income tax benefit (expense) on non-segment income	—	0.4	(0.4)	—	—

Income (loss) from continuing operations	84.5	22.8	(43.5)	47.9	57.0

Discontinued operations (net of taxes):
(Loss) gain from discontinued FAFLIC business	(84.8)	8.1	(21.7)	(67.7)	(3.5)
Gain from operations of AMGRO	10.1	—	—	10.4	—
Gain (loss) on disposal of discontinued variable life and annuity business	11.3	3.2	2.7	(0.8)	6.2
Other	(0.5)	—	0.7	—	(1.2)

NET INCOME (LOSS)	$20.6	$34.1	$(61.8)	$(10.2)	$58.5

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.63	$0.44	$(0.85)	$0.92	$1.09

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	$(1.23)	$0.22	$(0.36)	$(1.12)	$0.03
NET INCOME (LOSS)	$0.40	$0.66	$(1.21)	$(0.20)	$1.12
WEIGHTED AVERAGE SHARES
OUTSTANDING (DILUTED) (2)	51.7	51.4	51.0	51.8	52.3

BALANCE SHEET
Total assets		$9,230.2	$9,254.8	$9,463.8	$9,700.6
Total shareholders’ equity		$1,887.2	$2,040.1	$2,212.7	$2,320.7
Book value per share		$37.08	$40.09	$43.57	$45.23
Book value per share, excluding accumulated other comprehensive income (loss)		$44.64	$44.37	$45.55	$45.70

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with generally accepted accounting principles, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

Other Information

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors’ with additional information regarding management’s evaluation of our results of operations and financial performance. These metrics include total segment income, segment income after tax, total segment income per share, segment income after-tax per share, book value per share excluding accumulated other comprehensive income and measures of segment income and loss ratios excluding catastrophe losses and reserve development. After-tax segment income EPS (sometimes referred to as “after-tax segment income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Segment income (Property and Casualty segment income) is net income, excluding federal income taxes and net realized investment gains and losses, including gains or losses on certain derivative instruments, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Segment income also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Segment income is the sum of the segment income from: Personal Lines, Commercial Lines, and Other Property and Casualty. The Hanover believes that measures of total segment income provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding accumulated other comprehensive income is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses and deferred pension gains and losses divided by the number of common shares outstanding.

The Hanover also provides measures of segment income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of segment income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Segment income and measures of segment income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to segment income and income from continuing operations per share to segment income per share for the quarters and six months ended June 30, 2010 and 2009 is set forth on pages 1 and 2, of this document, respectively. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2010
	Price Range		Dividends Per Share
	High	Low
March 31	$44.63	$40.51	$0.25
June 30	$45.72	$42.33	$0.25
September 30
December 31

Quarter Ended	2009
	Price Range		Dividends Per Share
	High	Low
March 31	$43.37	$28.49	—
June 30	$38.11	$29.19	—
September 30	$42.82	$37.23	—
December 31	$45.23	$40.67	$0.75

INDUSTRY RATINGS AS OF August 4, 2010

	A.M.	Standard
Financial Strength Ratings	Best	& Poor’s	Moody’s	Fitch
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3	A-
Citizens Insurance Company of America	A	A-	-	A-

	A.M.	Standard
Debt Ratings	Best	& Poor’s	Moody’s	Fitch
The Hanover Insurance Group, Inc.
Senior Debt	bbb	BBB-	Baa3	BBB-
The Hanover Insurance Group, Inc.
Junior Subordinated Debentures	bb+	BB-	Ba1	BB

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com